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                                                                    EXHIBIT 10.4
                         WEB SITE DEVELOPMENT AGREEMENT


         This AGREEMENT (the "Agreement") is made and entered into as of the 17th day of December, 1999 (the "Effective Date"), by and between Miller Systems, Inc., a Massachusetts corporation with offices at 364 Boylston Street, Boston Massachusetts ("Developer") and LearningExpress.com LLC, a Delaware limited liability company with offices at 29 Buena Vista Street, Ayer, MA 01432("Client").


                               W I T N E S S E T H

         WHEREAS, Developer is in the business of offering Internet services relating to, among other things, development of sites on the World Wide Web portion of the Internet, and is willing to provide services to Client on the terms and subject to the conditions set forth below; and

         WHEREAS, Client desires to engage Developer, and Developer desires to be engaged by Client, to provide Internet services on the terms and subject to the conditions set forth below.

         NOW, THEREFORE, in consideration of the mutual promises set forth herein, Developer and Client (collectively, the "Parties") hereby agree as follows:


                              1. DEVELOPER SERVICES

         Developer agrees to provide Client with services relating to the development of an online store as set forth or described in "Part II. Functionality specifications for online store" of Exhibit A (the "Development Services") attached hereto and made a part hereof. Obligations of Developer, if any, to provide ongoing maintenance tasks for the on-line store described in the Development Services (the "On-Line Store") shall be set forth and included as part a separate agreement between the parties. (The Development Services are hereinafter referred to collectively as the "Services.") Client agrees that Developer is responsible only for providing the Services, and Developer is not responsible for providing any services or performing any tasks not specifically set forth in the Services.


                             2. DEVELOPMENT SERVICES

                      2.1 SPECIFICATIONS AND CLIENT CONTENT

         Developer, in consultation with Client, has developed written specifications for the Development Services. (the "Specifications")-- which are attached hereto as Part II of Exhibit A.

                         2.2 DELIVERY OF CLIENT CONTENT

         "Client Content" shall mean any materials provided by Client for incorporation in the On-Line Store, including, but not limited to, any images, photographs, illustrations, graphics, audio clips, video clips or text. Client shall deliver the Client Content to Developer in an electronic file format specified and accessible by Developer (e.g., .txt, .gif) or as otherwise specified in the Specifications. Any services required to convert or input Client Content not set forth in the Specifications shall be charged on a time and materials basis pursuant to the fees schedule listed in the COSTS portion of Exhibit A hereto. Client shall promptly deliver all Client Content to Developer as reasonably required by Developer.
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                               2.3 INITIAL VERSION

         Upon Developer's receipt of the Client Content and any fees then due and payable in accordance with the COSTS portion of Exhibit A hereto, Developer shall commence tasks associated with the completing the Development Services and, to the extent applicable, making the initial version available to Client (an "Initial Version"). Developer shall use combinations of technology as Developer, in consultation with the Client, deems appropriate to the Development Services.

                                  2.4 REVISIONS

         Client shall have ten (10) days, or such time as otherwise agreed by the Parties in writing, from the date of a written notice of completion of the Initial Version (or any version completed pursuant to a "Change Order," as defined below, any such version is a "Change Order Version")) from Developer to review and request in writing from Developer revisions to the Initial Version (or such Change Order Version). Upon receipt of such requests, Developer shall use commercially reasonable efforts to implement such revision requests that are within the scope of, and consistent with, the Specifications. If Client wishes to implement any revisions to the On-Line Store that deviate in any material respect from the Specifications, Client shall submit to Developer a written change order containing (i) such revisions in detail and (ii) a request for a price quote for each change (collectively, the "Change Order"). Developer shall promptly evaluate the Change Order and submit to Client for its written acceptance a proposal for undertaking the applicable tasks and a price quote reflecting all fees associated with Client's Change Order. Client shall have ten
(10) business days from receipt of such proposal to accept or reject Developer's proposal in writing. If Client accepts Developer's proposal to undertake the work described in by the Change Order, then the Change Order, as supplemented and/or modified by Developer's proposal, shall amend and become a part of the Specifications and the COSTS portion of Exhibit A hereto, and Developer shall proceed to implement such revisions in accordance with the Specifications and such costs structure as so modified. If Client has not made any requests for revisions by the end of ten (10) days from the date of written notice of completion of the an Initial Version (or a Change Order Version) from Developer, or by such time as otherwise agreed by the Parties in writing, the Initial Version (or such Change Order Version) shall be deemed accepted by Client ("Acceptance").

         Any accepted Change Order, any failure of the Client to comply with the timeframes contained in this Section 2.4, or any mutually agreed deviations from such timeframes, may materially alter the timeframes in which the Development Services are to be provided, and Developer shall notify Client promptly in writing of the projected alterations to the timeframes caused by any such event.

                                  2.5 TRANSFER

         Upon Acceptance of the Services and payment of all fees called for in Exhibit A hereto, Developer shall transfer the online store to the computer system owned and operated by Client's designated third party contractor, through which the online store may be accessed via the World Wide Web portion of the Internet (the "Host Server").

                               2.6 ADDITIONAL WORK

         Subsequent to the execution of this Agreement by the Parties, the Developer shall perform services for the Client which are not in the original scope of Services hereunder only pursuant to a written agreement between the parties.

                              3. PROPRIETARY RIGHTS
                        3.1 PROPRIETARY RIGHTS OF CLIENT

         As between Client and Developer, Client Content and "DC Content," as defined in Section 3.2, shall remain the sole and exclusive property of Client, including, without limitation, all copyrights, trademarks,


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patents, trade secrets, and any other proprietary rights. Nothing in this
Agreement shall be construed to grant Developer any ownership right in, or license to, the Client Content or the DC Content, except as provided in Section
4.1 of this Agreement. To the extent, if any, that ownership of the Client Content, or the DC Content does not automatically vest in Client by virtue of this Agreement or otherwise, Developer hereby transfers and assigns to Client all right, title and interest which Developer may have in and to the Client Content and/or the DC Content.

                       3.2 PROPRIETARY RIGHTS OF DEVELOPER

Subject to Client's ownership interest in Client Content, all materials, including, but not limited, to any computer software (in object code and source code form), script, programming code, data, or information developed or provided by Developer or its suppliers under this Agreement (with the exception of original elements of audiovisual displays and/or any HTML script created hereunder specifically for Client, which shall be the sole and exclusive property of Client and shall be referred to herein as "DC Content), and any trade secrets, know-how, methodologies and processes related to Developer's products or services, shall remain the sole and exclusive property of Developer or its suppliers, including, without limitation, all copyrights, trademarks, patents, trade secrets, and any other proprietary rights inherent therein and appurtenant thereto (collectively "Developer Materials"). To the extent, if any, that ownership of the Developer Materials does not automatically vest in Developer by virtue of this Agreement or otherwise, Client hereby transfers and assigns to Developer all rights, title and interest which Client may have in and to the Developer Materials. Client acknowledges and agrees that Developer is in the business of designing and hosting Web sites, and that Developer shall have the right to provide to third parties services which are the same or similar to the Services, and to use or otherwise exploit any Developer Materials in providing such services.

                               3.3 CONFIDENTIALITY

         Each party agrees that during the course of this Agreement, information that is confidential or proprietary may be disclosed to the other party, including, but not limited to software, technical processes and formulas (including without limitation, the parameters applicable to Client's VIP program and Client's proposed multi-facility distribution and fulfillment network), source codes, product designs, sales, cost and other unpublished financial information, product and business plans, advertising revenues, usage rates, advertising relationships, projections, and marketing data ("Confidential Information"). Confidential Information shall not include information that the receiving party can demonstrate (a) is, as of the time of its disclosure, or thereafter becomes part of the public domain through a source other than the receiving party, (b) was known to the receiving party as of the time of its disclosure, (c) is independently developed by the receiving party, (d) is subsequently learned from a third party not under a confidentiality obligation to the providing party, or (e) is required to be disclosed by a duly issued order of a court of competent jurisdiction, provided that the party so ordered to disclose shall use best efforts to notify the other party hereto prior to such disclosure. Except as provided for in this Agreement, each party shall not make any disclosure of the Confidential Information to anyone other than its employees who have a need to know in connection with this Agreement. Each party shall notify its employees of their confidentiality obligations with respect to the Confidential Information and shall require its employees to comply with these obligations. The confidentiality obligations of each party and its employees shall survive the expiration or termination of this Agreement.

                              3.4 DEVELOPER NOTICES

         Unless otherwise agreed to in writing by the Parties, Developer shall have the right to place the proprietary notices of Developer set forth on
Exhibit 3.4 attached hereto and made part hereof (the "Developer Notice"), on the bottom of the home page for the On-Line Store in a font and typeface and type size reasonably acceptable to Client. In no event may Client remove or alter the Developer Notice from the On-Line Store without Developer's prior written consent.

                                   4. LICENSE


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                         4.1 GRANT OF LICENSE -- CLIENT

         Client hereby grants to Developer a non-exclusive, worldwide, royalty-free license for the Initial Term and any Renewal Term (as those terms are hereinafter defined) to edit, modify, adapt, translate, exhibit, publish, transmit, participate in the transfer of, reproduce, create derivative works from, distribute, perform, display, and otherwise use Client Content and the DC Content as necessary to render the Services to Client under this Agreement.

                        4.2 GRANT OF LICENSE -- DEVELOPER

         Subject to Section 10, Developer hereby grants to Client a perpetual, limited, non-exclusive, nontransferable license to make use of the Developer Materials which are incorporated in the online store and which are required for the operation of the On-Line Store solely to allow the Client to operate and utilize the On-Line Store (the "License"). Developer hereby reserves for itself all rights in and to the Developer Materials not expressly granted to Client in the immediately foregoing sentence. Other than as expressly set forth in this Agreement, in no event shall Client use any trademarks or service marks of Developer without Developer's prior written consent. The License is not transferable or assignable without the prior written consent of the Developer, except in the case of a sale of a majority of the assets or equity of the Client or a merger, consolidation or reorganization of the Client, in which case the License may be assigned without the prior written consent of the Developer.


                                5. CLIENT CONTENT
                    5.1 ACCURACY AND REVIEW OF CLIENT CONTENT

         Client assumes sole responsibility for: (a) acquiring any authorization(s) necessary for hypertext links to third party Web sites; and (b) the accuracy of materials provided to Developer, including, without limitation, Client Content, descriptive claims, warranties, guarantees, nature of business, and address where business is conducted; and (c) ensuring that the Client Content does not infringe or violate any right of any third party.

                        5.2 LIMITATIONS ON CLIENT CONTENT

         Client shall provide Client Content that does not contain any content or materials which are obscene, threatening, malicious, which infringe on or violate any applicable law or regulation or any proprietary, contract, moral, privacy or other third party right, or which otherwise expose Developer to civil or criminal liability. Any such materials provided by Client to Developer which do not satisfy the foregoing requirements in this Section 5.2 shall be deemed to be a material breach of this Agreement.


                                6. FEES AND TAXES
                         6.1 ON-LINE STORE SERVICES FEES

         In consideration for the Services, the Client shall pay to the Developer the fees listed in the COSTS portion of Exhibit A hereto pursuant to the timeframe listed in such Exhibit A. Any hourly rates listed in Exhibit A are good through December 1, 2000, and thereafter are subject to change in Developer's sole discretion.


                              6.2 MAINTENANCE FEES

         The fee for any maintenance services that Developer provides to Client shall be set forth in the separate maintenance agreement executed by the parties.


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                                6.3 LATE PAYMENT

Client shall pay to Developer all fees not specifically itemized on Exhibit A within thirty (30) days following the receipt of the applicable Developer invoice. If Client fails to pay any fees within thirty (30) days from the date due according to Exhibit A, or within (30) days from the date of an invoice, where applicable, late charges of the greater of one point five percent (1.5%) per month or the maximum allowable under applicable law shall also become payable by Client to Developer. In addition, failure of Client to fully pay any fees within sixty (60) days after the applicable due date shall be deemed a material breach of this Agreement, justifying suspension of the performance of the Services by Developer, and will be sufficient cause for immediate termination of this Agreement by Developer. Any such suspension does not relieve Client from paying past due fees plus interest and in event of collection enforcement, Client shall be liable for any costs associated with such collection, including, but not limited to, legal costs, attorneys' fees, court costs, and collection agency fees.

                                    6.4 TAXES

         Client shall pay or reimburse Developer for all sales, use, transfer, privilege, excise, and all other taxes and all duties, whether international, national, state or local, however designated, which are levied or imposed by reason of the performance by Developer under this Agreement; excluding, however, income taxes on profits which may be levied against Developer.

                                  7. WARRANTIES
                            7.1 DEVELOPER WARRANTIES

         Developer represents and warrants that (a) Developer has the power and authority to enter into and perform its obligations under this Agreement, and
(b) Developer's Services under this Agreement shall be performed in a workmanlike manner. Developer further represents and warrants that, (i) for a period of sixty 60 days after Client's Acceptance thereof, the On-Line Store will operate substantially in accordance with the Specifications relating thereto. Developer further warrants to Client that, no component of the Developer Materials or the DC Content does or shall infringe on or violate any applicable law, regulation or right of a third party, including, without limitation, export laws, or any proprietary, contract, moral, or privacy right or any other third party right, and that Developer owns the Developer Materials and (except as assigned to Client) the DC Content or otherwise has and shall have the right to place the Developer Materials and the DC Content on the On-Line Store, provided, however, that Developer shall not be deemed to have breached such warranty to the extent that Client or its agent(s) have modified the On-Line Store in any material manner or to the extent any purported breach arises in connection with the Client's incorporation in the On-Line Store unauthorized third-party materials, through framing or otherwise.

                              7.2 CLIENT WARRANTIES

         Client represents and warrants that (a) Client has the power and authority to enter into and perform its obligations under this Agreement, (b) Client Content does not and shall not contain any content, materials, advertising or services that are inaccurate or that infringe on or violate any applicable law, regulation or right of a third party, including, without limitation, export laws, or any proprietary, contract, moral, or privacy right or any other third party right, and that Client owns the Client Content or otherwise has the right to place the Client Content on the On-Line Store, and
(c) Client has obtained any authorization(s) necessary for hypertext links from the On-Line Store to other third party Web sites.

                           7.3 DISCLAIMER OF WARRANTY

         EXCEPT FOR THE LIMITED WARRANTY SET FORTH IN SECTION 7.1, DEVELOPER MAKES NO WARRANTIES HEREUNDER, AND DEVELOPER EXPRESSLY DISCLAIMS ALL OTHER


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WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF
MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

                               8. INDEMNIFICATION
                                   8.1 CLIENT

         Client agrees to indemnify, defend, and hold harmless Developer, its directors, officers, employees and agents, and defend any action brought against same with respect to any claim, demand, cause of action, debt or liability, including reasonable attorneys' fees, to the extent that such action is based upon a claim that: (i) if true, would constitute a breach of any of Client's representations, warranties, or agreements hereunder; (ii) arises out of the negligence or willful misconduct of Client; or (iii) any of the Client Content to be provided by Client hereunder or other material on the On-Line Store infringes or violates any rights of third parties, including, without limitation, rights of publicity, rights of privacy, patents, copyrights, trademarks, trade secrets and/or licenses.


                                  8.2 DEVELOPER

Developer agrees to indemnify, defend, and hold harmless Client, its directors, officers, employees and agents, and defend any action brought against same with respect to any claim, demand, cause of action, debt or liability, including reasonable attorneys' fees, to the extent that such action is based upon a claim that: (i) if true, would constitute a breach of any of Developer's representations, warranties, or agreements hereunder; (ii) arises out of the negligence or willful misconduct of Developer; or (iii) any of the Developer Materials or DC Content to be provided by Developer hereunder infringes or violates any rights of third parties, including, without limitation, rights of publicity, rights of privacy, patents, copyrights, trademarks, trade secrets and/or licenses.

                                   8.3 NOTICE

         In claiming any indemnification hereunder, the indemnified party shall promptly provide the indemnifying party with written notice of any claim which the indemnified party believes falls within the scope of the foregoing paragraphs. The indemnified party may, at its own expense, assist in the defense if it so chooses, provided that the indemnifying party shall control such defense and all negotiations relative to the settlement of any such claim and further provided that any settlement intended to bind the indemnified party shall not be final without the indemnified party's written consent, which shall not be unreasonably withheld.

                           9. LIMITATION OF LIABILITY

         DEVELOPER SHALL HAVE NO LIABILITY WITH RESPECT TO DEVELOPER'S OBLIGATIONS UNDER THIS AGREEMENT OR OTHERWISE FOR CONSEQUENTIAL, EXEMPLARY, SPECIAL, INCIDENTAL, OR PUNITIVE DAMAGES EVEN IF DEVELOPER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. OTHER THAN WITH RESPECT TO DEVELOPER'S OBLIGATIONS IN SECTION 8.2(III), THE LIABILITY OF DEVELOPER TO CLIENT FOR ANY REASON AND UPON ANY CAUSE OF ACTION SHALL BE LIMITED TO THE AMOUNT ACTUALLY PAID TO DEVELOPER BY CLIENT UNDER THIS AGREEMENT. THIS LIMITATION APPLIES TO ALL CAUSES OF ACTION IN THE AGGREGATE, INCLUDING, WITHOUT LIMITATION, BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATIONS, AND OTHER TORTS.


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                           10. TERMINATION AND RENEWAL
                                    10.1 TERM

This Agreement shall be effective when signed by the Parties and shall continue in effect thereafter indefinitely unless terminated by either party pursuant to the terms of Section 10.2 (the "Term").

                                10.2 TERMINATION

         Either party may terminate this Agreement if the other party materially breaches any of its representations, warranties or obligations under this Agreement, and such breach is not cured within thirty (30) days of receipt of notice specifying the breach, except that there shall be no cure period for beaches of either party's obligations under Section 3.3 Confidentiality

                          10.3 TERMINATION AND PAYMENT

         Upon any termination or expiration of this Agreement, Client shall pay all unpaid and outstanding fees due and payable through the effective date of termination or expiration of this Agreement.

                             11. DESIGNATED CONTACT

         Each party shall designate one person who will act as the primary liaison for all communications regarding the Services to be rendered by Developer hereunder.

                                12. MISCELLANEOUS
                              12.1 ENTIRE AGREEMENT

         This Agreement and attached Schedules constitute the entire agreement between Client and Developer with respect to the subject matter hereof and there are no representations, understandings or agreements which are not fully expressed in this Agreement.

                                12.2 COOPERATION

         The Parties acknowledge and agree that successful completion of the Services shall require the full and mutual good faith cooperation of each of the Parties.



                          12.3 INDEPENDENT CONTRACTORS

         Developer and its personnel, in performance of this Agreement, are acting as independent contractors and not employees or agents of Client.

                                 12.4 AMENDMENTS

         No amendment, change, waiver, or discharge hereof shall be valid unless in writing and signed by the party against which such amendment, change, waiver, or discharge is sought to be enforced.

                           12.5 CLIENT IDENTIFICATION

Developer may use the name of and identify Client as a Developer client, in advertising, publicity, or similar materials distributed or displayed to prospective clients, provided that Developer shall provide advance written notice to Client including therein a copy of such materials and Client shall have approved in writing the form and substance of any such materials prior to distribution, publication or display thereof by Developer, which approval shall not be unreasonably withheld and which

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approval shall be deemed to have been granted if Client does not respond in writing to Developer within ten (10) days following such written notice from Developer.

                               12.6 FORCE MAJEURE

         Except for the payment of fees by Client, if the performance of any part of this Agreement by either party is prevented, hindered, delayed or otherwise made impracticable by reason of any flood, riot, fire, judicial or governmental action, labor disputes, act of God or any other causes beyond the control of either party, that party shall be excused from such to the extent that it is prevented, hindered or delayed by such causes.

                             12.7 MASSACHUSETTS LAW

         This Agreement shall be governed in all respects by the laws of the Commonwealth of Massachusetts without regard to its conflict of laws principles, and Client and Developer agree that the sole venue and jurisdiction for disputes arising from this Agreement shall be the appropriate state or federal court located in the City of Boston, and Client and Developer hereby submit to the jurisdiction of such courts.

                                 12.8 ASSIGNMENT

         Client shall not assign, without the prior written consent of Developer, its rights, duties or obligations under this Agreement to any person or entity, in whole or in part, whether by assignment, merger, transfer of assets, sale of stock, operation of law or otherwise, and any attempt to do so shall be deemed a material breach of this Agreement.

                                   12.9 NOTICE

         Any notice provided pursuant to this Agreement, if specified to be in writing, shall be in writing and shall be deemed given (i) if by hand delivery, upon receipt thereof, (ii) if by mail, three (3) days after deposit in the United States mails, postage prepaid, certified mail, return receipt requested,
(iii) if by facsimile transmission, upon electronic confirmation thereof, or
(iv) if by next day delivery service, upon such delivery. All notices shall be addressed as follows (or such other address as either party may in the future specify in writing to the other):

  In the case of Developer:
  Miller Systems, Inc.
  364 Boylston Street
  Boston, MA 02116
  Attention: General Counsel

  In the case of Client:
  Devens Business Community
  29 Buena Vista Street
  Ayer, MA  01432 Fax: (978) 889-1010
  Attention: President




                                  12.10 WAIVER

         The waiver of failure of either party to exercise any right in any respect provided for herein shall not be deemed a waiver of any further right hereunder.


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                               12.11 SEVERABILITY

         If any provision of this Agreement is determined to be invalid under any applicable statute or rule of law, it is to that extent to be deemed omitted, and the balance of the Agreement shall remain enforceable.


                               12.12 COUNTERPARTS

         This Agreement may be executed in several counterparts, all of which taken together shall constitute the entire agreement between the Parties hereto.

                                 12.13 HEADINGS

         The section headings used herein are for reference and convenience only and shall not enter into the interpretation hereof.

                       12.14 APPROVALS AND SIMILAR ACTIONS

         Where agreement, approval, acceptance, consent or similar action by either party hereto is required by any provision of this Agreement, such action shall not be unreasonably delayed or withheld.

                                 12.15 SURVIVAL

         All provisions of this Agreement relating to Client warranties, confidentiality, non-disclosure, proprietary rights, limitation of liability, Client indemnification obligations and payment obligations shall survive the termination or expiration of this Agreement.

                          13. RESTRICTIONS ON DEVELOPER

         For one (1) year after Acceptance by Client of the Development Services, Developer will not assist any third party in creating an online store, if such party earns forty one percent (41%) or more of their online revenues from the sale of children's toys.


         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

LEARNINGEXPRESS.COM LLC                     DEVELOPER

By:  /s/ Michael Sanders                    By:  /s/ Seth A. Miller
     -----------------------------               -----------------------------
            (Signature)                                   (Signature)

Name:  Michael Sanders                      Name:  Seth A. Miller
       ---------------------------                 -----------------------------
Title:  Chief Operating Officer             Title:  Chief Operating Officer
       ---------------------------                 -----------------------------
Date:  December 17, 1999                    Date:  December 17, 1999
       ---------------------------                 -----------------------------


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                                    EXHIBIT A

                      LEARNING EXPRESS/LEARNING EXPRESS.COM

                           WEBSITE IMPLEMENTATION PLAN

                                       AND

                    ONLINE STORE FUNCTIONALITY SPECIFICATIONS

Dear Mike:

It has been a pleasure speaking with you over the last couple of weeks. We here at Miller Systems genuinely appreciate this opportunity to work with Learning Express.

We have reviewed all of the delivered materials and our notes in detail regarding both the near-term corporate website objectives as well as the online store (.com business) goals. We are pleased to provide Learning Express with the following materials:

I.       Implementation plan for the corporate website
II.      Functionality specification for online store
III.     Costs for implementation of site as well as development of online store


I. IMPLEMENTATION OF THE CORPORATE WEBSITE
Per our conversations, the corporate website is being developed by Hunt & Gather. Once we receive the final delivery of the site, Miller Systems will provide the following implementation services to post the static website for November 22, 1999:

- Standard Miller Systems QA process on the site, including HTML syntax, link integrity, page weight, browser compatibility, etc.
- Temporary hosting of the site on one of our servers co-located at Exodus in Waltham
- Coordinate DNS change with Bill Doyno/UltraNet (where DNS currently lives)

Within a sixty-day timeframe of the initial launch, Miller Systems will perform the following additional services for the corporate website:

- Manage the implementation/installation of the hosting solution with Cable and Wireless (or other vendor)
- Manage the DNS changes & move of the site to Cable and Wireless (or other vendor)
-        Implement Miller Systems dataDriver(TM) content management tools for:
         -        Press Room (Press Releases, articles, events)
         -        Employment opportunities (Job Board)
         -        E-mail subscription service (e-push)
         -        Recall listing
         -        Toy facts

EXPLANATION OF dataDriver(TM) CONTENT MANAGEMENT TOOLS
As discussed, Miller Systems is in a unique position to assist Learning Express in implementing a number of critical data driven content management tools. As you are aware, Miller Systems has a "shrink-wrapped" application suite called dataDriver(TM). These tools were built to empower our clients to manage the most frequently changing pieces of content, without requiring personnel possessing programming or HTML skills.

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This has been a tremendous success for many of our clients and their websites.

dataDriver(TM) PRESS ROOM
As demonstrated, dataDriver(TM) Press Room allows specified Learning Express users to add, edit, and publish press releases, articles, and other news content to the website by using a simple browser interface. As part of the project, Miller Systems will design up to three different templates for different types of news items. Further demonstration of dataDriver(TM) Press Room is available upon your request.

Once items are entered into the database (and marked Active) via the management interface, they are published dynamically each time a site visitor accesses the news page(s). News items can be pre-entered into the database and set to run at a specific date and time, alleviating the need for personnel to be present as items run over wire services or are otherwise announced.

Each item in the database can be designated as a "Latest News" or "Hot" item, which publishes these items to the site's home page and news summaries. This allows Learning Express a great deal of flexibility and control over the content on the site.

dataDriver(TM) JOB BOARD
Miller Systems also publishes an application for managing employment opportunities on websites called dataDriver(TM) Job Board. Job Board has three basic areas of functionality:

1) An administrative front end with the ability to manage Positions, Departments, and Locations, for the purposes of publishing open positions to the website.
2) A public front end where online resumes are collected from applicants. This already includes a file upload capability so applicants can attach PDF or Word versions of their resume in addition to any general profile information they submit.
3) The ability to specify a (potentially different) set of Learning Express users who can browse the applicants information as captured by the front end. In a typical scenario, Human Resources manages the positions that are published, and the department that submitted the position has the ability to the browse the applicants in the database. dataDriver(TM) Job Board notifies the subscribed department members via e-mail when a new applicant submits their resume.

dataDriver(TM) E-PUSH
The third module in our dataDriver suite is called "E-push". The E-push module allows Learning Express to provide an opt-in mechanism on the web site for visitors/customers to subscribe to e-mail broadcasts. A robust administrative interface allows Learning Express to search this database, create lists of subscribers, and then create different messages. Lists are then married to messages, and broadcasted out. The entire application, like the other dataDriver modules, is configured and administered from the browser.


ONGOING MAINTENANCE AND MANAGEMENT
As time goes on, there will be other maintenance and development items that will be required to further the mission of the corporate site. Miller Systems will ensure that the site is kept up to date with content and applications, as well as to ensure that the proper level of integration with the online store is provided for.

HOSTING INFRASTRUCTURE
Miller Systems offers a full hosting solutions for our development clients. Our web servers are DELL Windows NT boxes equipped with the following components:

-  MICROSOFT WINDOWS NT 4.0                    -    DUAL PROCESSOR PENTIUM II OR BETTER
-  COMPUTER ASSOCIATES' ArcServeIT             -    MICROSOFT SQL SERVER
-  A RAID 5 DISK SYSTEM AND TAPE BACKUP        -    NETSCAPE'S ENTERPRISE SERVER


-  ALLAIRE'S ColdFusion PROFESSIONAL SERVER    -    WEBTRENDS PROFESSIONAL EDITION

To address the high cost of this infrastructure for our clients, Miller Systems has invested in a solid hosting solution consisting of Windows NT servers with all of the above components installed and configured. These servers sit on a very well managed network at Exodus Communications facility in Waltham, Massachusetts. Exodus is a world class, Tier 1 data center provider. The facility is equipped with unparalleled redundancy in power, bandwidth, and monitoring. Much more information about this facility is available on the Exodus website at http://www.exodus.com. This hosting infrastructure allows Miller Systems to offer sophisticated development services and highly available data-driven web hosting for very reasonable costs.

II. FUNCTIONALITY SPECIFICATIONS FOR THE ONLINE STORE
The following are the written functionality specification and initial design for your online store. The materials consist of:

1. A grouped list of functions/features for the front and administrative interfaces
2.       Database table definitions
3.       A proposed database schema
4.       A proposed process model for the front end purchase mechanism

1. FEATURE LISTING BY FUNCTION
After thoroughly reviewing the delivered materials and our notes from the meetings, we have come up with the following list of features for the system:

CUSTOMER FRONT END FEATURES
-        PERSONALIZED SERVICES FOR CUSTOMERS
         - Create an account on the system (done ahead of or during a purchase)
                  -        Define multiple ship-to addresses
                  - Define multiple billing methods (multiple credit cards if desired)
                  -        E-mail password if forgotten
                  -        Loyalty program - LE VIPCards
                           -        Sign up
         - Reminder service - put in birthdays, etc. and receive e-mail x days in advance
         -        Wish List/Gift Registry
                  - Create a wish list (shopping cart w/o buying - essentially a gift registry)
                  -        Send wish list to specified e-mail addresses
                  -        Purchase items for other people's wish list
         -        Get on mailing list (eventual store integration with e-push)

-        SHOPPING CART FUNCTIONS
         -        Browse Toy Catalog
         -        Search toys by Keyword/Description
         -        Multiple shipping addresses for each item in single order
         -        Different wrapping paper for each item purchased
         - Store informs customers of inventory status (e.g., in stock, ships in x days, etc)
         - Store suggests accessories or alternative items for products chosen
         -        Survey/Demographic questions
         -        E-mail confirmation of order
         -        E-mail confirmation of shipping (with shipping info)
         -        Save items in multiple shopping carts for later purchases
         -        Link to LivePerson.com for personalized shopping
         -        Find out order status

-        OTHER CUSTOMER FEATURES
         -        Store locator
         - Community comments on items (to be moderated by LE staff) - amazon.com style reviews (moderated message board per product)
         -        Listing of Recalls
         -        Random Toy facts
         -        Purchase gift certificates for use only in online store

         -        Links to "great kid sites"

ADMINISTRATIVE FRONT END FEATURES
-        ITEM ADMINISTRATION
         - Define source location on an item by item basis (ex: Brio gets drop shipped from factory, other items from fulfillment house)
         -        Enter descriptions, keywords, upload pictures of items
         -        Price items
         -        Group/classify items
                  -        Define accessories for items
                  -        Suggestive sell for similar items/accessories
                           (horizontal)
         -        Export item data
         - Inventory controls (data replicated from acctg system - details TBD)
                  -        Reports
                  -        Define ETA on backordered items

-        CATALOG INVENTORY
         -        Track "in stock" supply
         -        Track "will ship in x days"
         -        Hold descriptions, title, SKU, retail price, image
         -        Track price change history on items
         -        Associate items with different fulfillment houses
         -        Items associated with vendors

-        DISCOUNTING/PROMOTION MODULE
         -        Define "wow! Toys" (featured items)
         - Define/Enable discounts for items based on URL (banner ads or referrals) or source codes
         -        Run "specials/sales" based on dates
         -        LE VIPCard members can get special discounts/offers
         -        Franchise owners get discounts

-        FINANCE ADMINISTRATION
         -        CyberCash tie out module

-        CUSTOMER MANAGEMENT
         -        Edit customer contact & billing info
         -        Search for customers
                  -        Quick Search
                           - First Name, Last name, city, state, zip, customer or VIP #
                  -        Power Search
                           -        Search by item(s) purchased
                           -        Search by territory
                           -        Search by dollars spent
                           -        Search by last purchase date
                           -        Find customers with shipped/unshipped orders
                           -        Find customers by demographics answers
         -        Create lists of customers based on search results
         -        Export customer data

-        TRACK CUSTOMER INFORMATION
         -        Customizable survey with versioning
         -        Track name, age, e-mail etc.
         -        Track multiple shipping and billing addresses
         -        Store favorite credit cards
         -        Store gift certificates purchased with balance available
         -        Create reminder lists of special dates
         -        Create wish list with distribution to multiple recipients

-        GENERAL CONTENT MANAGEMENT
         -        Define customized text messages for
                  standard screens
-        REPORTING
         -        Sales reports
                  -        By time period
                  -        By item
                  -        By promotion
                  -        Referrals/discounts
                  - By territory (need this for reimbursement to brick & mortar stores)
         -        Fulfillment reports

SECURITY MODEL - USERS & GROUPS MODEL
         -        Administer Discounts
         -        Enter new orders for customers
         -        Read customer data
         -        Credit card tie out
         -        Process refunds
         -        Reports
         -        Search rights

ADVERTISING
         -        Schedule banner ads to run for specified dates or impressions
         -        Track click-through on banners
         -        Rotate banners
         -        Assign banners to specific pages


BACK END FUNCTIONALITY
         -        Online CyberCash Credit Card Processing
         -        Interface to Acctg system for:
                  -        Inventory
                  -        Fulfillment
                  -        Shipping info
                  -        Customer info
         -        Don't charge until shipped (see fulfillment)
         - Capture shipping info from carrier (UPS, Fedex, Airborne, etc.)
         -        Fulfillment

         -        Electronic notification of order to fulfillment house
         - Receive electronic shipping confirmation info back from fulfillment house

2. DATABASE TABLE DEFINITIONS

------------------------------------------------------------------------------------------------------------------------------
accessory_items                                           Holds information relating products that are part of same product line.
------------------------------------------------------------------------------------------------------------------------------
advertisers                                               Advertisers on site. Each advertiser can purchase multiple banner ads.
------------------------------------------------------------------------------------------------------------------------------
article_run_dates                                         Used to schedule publishing of information in articles table.
------------------------------------------------------------------------------------------------------------------------------
article_texts                                             Holds text of articles published on site. Name, source, author are stored in articles table.
------------------------------------------------------------------------------------------------------------------------------
articles                                                  Holds editorial articles of interest to site visitors. Table holds name, author and source information. Article text is stored in article_texts.
------------------------------------------------------------------------------------------------------------------------------
associated_items                                          Holds information relating products that are similar or have been purchased in combination by other customers.
------------------------------------------------------------------------------------------------------------------------------
banner_ads                                                Info on banner ad. URL, NAME
------------------------------------------------------------------------------------------------------------------------------
banner_ads_s_site_pages                                   Holds information relating banner_ads to s_site_pages. Table is responsible to assigning a banner ad to a page location.
------------------------------------------------------------------------------------------------------------------------------
catalog_item_inventory                                    Holds replicated data from accounting/inventory system on current inventory of catalog items.
------------------------------------------------------------------------------------------------------------------------------
catalog_item_price_histories                              Holds information on history of price changes on catalog items.
------------------------------------------------------------------------------------------------------------------------------
catalog_items                                             Holds description, SKU, retail price, etc. on catalog items. May be replicated from accounting/inventory system.
------------------------------------------------------------------------------------------------------------------------------
customer_addresses                                        Holds customer address information on billing address and multiple shipping addresses.
------------------------------------------------------------------------------------------------------------------------------
customer_comments                                         Holds moderated comments entered by public about specific
                                                          products. Content is moderated through admin interface.
------------------------------------------------------------------------------------------------------------------------------
customer_gift_certificates                                Information on a customer's gift certificates redeemable by customers.
------------------------------------------------------------------------------------------------------------------------------
customer_payment_methods                                  Information about a customer's individuals payment methods.
                                                          Customers MC or AMEX number.
------------------------------------------------------------------------------------------------------------------------------
customer_reminder_list_details                            Holds specific dates and events entered for customer-defined reminders.
------------------------------------------------------------------------------------------------------------------------------
customer_reminder_lists                                   Holds basic information on customer-defined reminders.
------------------------------------------------------------------------------------------------------------------------------
customer_shopping_cart_items                              Hold information on a customer's shopping cart. They can leave a session and return to the shopping cart information stored in this table.
------------------------------------------------------------------------------------------------------------------------------
customer_shopping_carts                                   Holds basic information on a customer's shopping cart such as NAME and DATE CREATED. A customer can have multiple shopping carts.
------------------------------------------------------------------------------------------------------------------------------
customer_survey_answers                                   Holds responses to customer surveys.
------------------------------------------------------------------------------------------------------------------------------
customer_wish_list_distributions                          Holds e-mail addresses of people to receive a customer's wish list.
------------------------------------------------------------------------------------------------------------------------------
customer_wish_list_line_items                             Holds specific items from the catalog on a customer's wish list.
------------------------------------------------------------------------------------------------------------------------------
customer_wish_lists                                       Basic information on a customer's wish list such as LIST NAME,
                                                          CUSTOMER_ID.
------------------------------------------------------------------------------------------------------------------------------
customers                                                 Holds basic customer information, NAME, EMAIL, PHONE.
------------------------------------------------------------------------------------------------------------------------------
dynamic_text_texts                                        Holds actual text of dynamic_texts table.
------------------------------------------------------------------------------------------------------------------------------
dynamic_texts                                             Holds information on generic text that needs to maintained through the admin interface and presented dynamically on the site.
------------------------------------------------------------------------------------------------------------------------------
featured_catalog_item_run_dates                           Schedules the time to display items in the featured_catalog_items table.
------------------------------------------------------------------------------------------------------------------------------
featured_catalog_items                                    Holds information on catalog items to be featured on site.
------------------------------------------------------------------------------------------------------------------------------
featured_catalog_items_s_site_pages                       Assigns items in featured_catalog_items to specific page(s) of the site.
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
franchise_regions                                         Contains information on regions used to group franchise stores.
------------------------------------------------------------------------------------------------------------------------------
franchise_store_addresses                                 Contains address information on franchise stores.
------------------------------------------------------------------------------------------------------------------------------
franchise_store_events                                    Listing of event and promotions at franchise stores.
------------------------------------------------------------------------------------------------------------------------------
franchise_stores                                          Information on franchise stores. NAME, DESCRIPTION.
------------------------------------------------------------------------------------------------------------------------------
fulfillment_houses                                        Information on all available fulfillment houses to e-store.
------------------------------------------------------------------------------------------------------------------------------
groups                                                    Admin security associating users with like security access needs into same group. Security access rights are then applied to the group.
------------------------------------------------------------------------------------------------------------------------------
groups_s_security_attributes                              Associates groups with s_security_attributes. Used to assign security rights to groups.
------------------------------------------------------------------------------------------------------------------------------
link_run_dates                                            Data schedules the publication of data in the links table.
------------------------------------------------------------------------------------------------------------------------------
links                                                     Holds information of links of interest to be published on the site. Schedule publication with data in link_run_dates.
------------------------------------------------------------------------------------------------------------------------------
m_countries                                               Admin-defined meta data containing list of countries.
------------------------------------------------------------------------------------------------------------------------------
m_gift_certificates                                       Admin-defined meta data containing list of types of gift
                                                          certificates.
------------------------------------------------------------------------------------------------------------------------------
m_survey_answers                                          Admin-defined meta data containing list of possible answers associated with m_survey_questions for customer surveys.
------------------------------------------------------------------------------------------------------------------------------
m_survey_questions                                        Admin-defined meta data containing list of questions asked on customer survey.
------------------------------------------------------------------------------------------------------------------------------
m_survey_versions                                         Admin-defined meta data containing list version of surveys as the survey is changed over time.
------------------------------------------------------------------------------------------------------------------------------
m_wrapping_papers                                         Admin-defined meta data containing list of available wrapping papers. Papers are assigned to order line items.
------------------------------------------------------------------------------------------------------------------------------
order_line_items                                          Information on specific line items contained in an order.
------------------------------------------------------------------------------------------------------------------------------
order_line_items_shipping_addresses                       Holds specific shipping address information on an order with multiple ship-to addresses.
------------------------------------------------------------------------------------------------------------------------------
order_payments                                            Payment information for order.
------------------------------------------------------------------------------------------------------------------------------
order_shipping_addresses                                  Primary shipping address for order. If multiple shipping addresses are used they are stored in the customer_shopping_cart_items table.
------------------------------------------------------------------------------------------------------------------------------
orders                                                    Holds general information on a customer's order. DATE,
                                                          CUSTOMER_ID.
------------------------------------------------------------------------------------------------------------------------------
promotion_catalog_items                                   Items in the catalog related to a promotion.
------------------------------------------------------------------------------------------------------------------------------
promotions                                                Hold information on promotions of e-store. Linked to catalog items via promotion_catalog_items.
------------------------------------------------------------------------------------------------------------------------------
recall_run_dates                                          Used to schedule publishing of information in recalls table.
------------------------------------------------------------------------------------------------------------------------------
recall_texts                                              Holds text of recalls published on site. Name, source, author are stored in recalls table.
------------------------------------------------------------------------------------------------------------------------------
recalls                                                   Holds information on recalls. Can be scheduled to publish via recall_run_dates.
------------------------------------------------------------------------------------------------------------------------------
s_catalog_item_statuses                                   System-defined meta data on catalog items. AVAILABLE,
                                                          DISCONTINUED, DELETED etc.
------------------------------------------------------------------------------------------------------------------------------
s_customer_address_types                                  System-defined meta data on types of addresses for a customer.
                                                          SHIPPING, BILLING, etc.
------------------------------------------------------------------------------------------------------------------------------
s_customer_comment_statuses                               System-defined meta data on status of customer-input comments.
                                                          PENDING APPROVAL, PUBLISHED, DELETED.
------------------------------------------------------------------------------------------------------------------------------
s_customer_types                                          System-defined meta data on types of customers accessing the system. PUBLIC, STORE etc.
------------------------------------------------------------------------------------------------------------------------------
s_franchise_region_statuses                               System-defined meta data on franchise regions statuses. OK,
                                                          DELETED.
------------------------------------------------------------------------------------------------------------------------------
s_franchise_store_statuses                                System-defined meta data on status of franchise store. OPEN,
                                                          OPENING SOON, CLOSED etc.
------------------------------------------------------------------------------------------------------------------------------
s_order_types                                             System-defined meta data on types of order a customer or admin
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                          person can place. PURCHASE, REFUND
------------------------------------------------------------------------------------------------------------------------------
s_payment_methods                                         System-defined meta data on payment methods available to public, MC,
                                                          VISA, GIFT CERTIFICATE etc.

------------------------------------------------------------------------------------------------------------------------------
s_security_attributes                                     System-defined meta data on levels of security available to the admin interface. s_security_attributes are assigned to groups via the groups_s_security_attributes table.
------------------------------------------------------------------------------------------------------------------------------
s_site_pages                                              System-defined meta data related to each page of site where dynamic content would be presented.
------------------------------------------------------------------------------------------------------------------------------
s_survey_question_types                                   System-defined meta data on display of survey questions. Checkbox,
                                                          Select Menu, Radio Buttons etc.
------------------------------------------------------------------------------------------------------------------------------
toy_fact_run_dates                                        Schedules display of information in toy_facts table.
------------------------------------------------------------------------------------------------------------------------------
toy_fact_texts                                            Holds text of toy facts published on site. Name, source, author are stored in toy_facts table.
------------------------------------------------------------------------------------------------------------------------------
toy_facts                                                 Listing of fact to be randomly displayed on site. Use
                                                          toy_fact_run_dates to schedule display.
------------------------------------------------------------------------------------------------------------------------------
Users                                                     Admin user's login information for maintaining system.
------------------------------------------------------------------------------------------------------------------------------
users_groups                                              Table relating users to multiple groups.
------------------------------------------------------------------------------------------------------------------------------
util_table_comments                                       System utility table holding documentation of tables in ERD.
------------------------------------------------------------------------------------------------------------------------------
Vendors                                                   Holds information on vendors. Used to group products by maker.
------------------------------------------------------------------------------------------------------------------------------
vip_cards                                                 Loyalty program information for each user participating.
------------------------------------------------------------------------------------------------------------------------------

3.   PROPOSED DATABASE SCHEMA
     Please see attached PDF file (2 versions - 1 page and 4 page)

4.   PROPOSED PROCESS MODEL FOR FRONT END OF ONLINE STORE
     Please see attached PDF file (2 versions - 1 page and 4 page)

COSTS

I. IMPLEMENTATION OF THE CORPORATE WEBSITE

       QA website & make changes/fixes................................................................  T&M*
       Host website on Miller Systems server..........................................................  $500/month

       License & integrate dataDriver Press Room......................................................  $ 7,500
       License & integrate dataDriver Job Board.......................................................    5,000
       License & integrate dataDriver e-push..........................................................    7,500
       Build Custom Dynamic Toy Facts Application.....................................................    T&M*
       Build Custom Dynamic recall list Application...................................................    T&M*

       TOTAL FIXED COSTS (ONE TIME)...................................................................  $20,000
       TOTAL MONTHLY RECURRING COSTS (TEMPORARY, UNTIL
       FINAL HOSTING SOLUTION IS IN PLACE)............................................................     $500


       *T&M RATE SCHEDULE:

       Project management.............................................................................  $150/hour
       Application & database design/architecture.....................................................  $150/hour
       Systems administration.........................................................................  $125/hour
       Engineering/Development (ASP/COM/database programming).........................................  $125/hour
       Graphic Design/Production/Optimization/QA......................................................  $115/hour
       HTML Production/QA.............................................................................  $115/hour

*The above rate schedule for standard site development services has been reduced for 60 days in acknowledgment of the larger development project. The standard rate schedule starting 60 days after implementation of the corporate site will be as follows:

       Project management.............................................................................  $175/hour
       Application & database design/architecture.....................................................  $175/hour
       Systems administration.........................................................................  $150/hour
       Engineering/Development (ASP/database programming).............................................  $150/hour
       Graphic Design/Production/Optimization/QA......................................................  $135/hour
       HTML Production/QA.............................................................................  $125/hour

III. COSTS FOR IMPLEMENTATION OF SITE AND DEVELOPMENT OF ONLINE STORE

       TASK                                                                                   HOURS REQUIRED
       -----------------------------------------------------------------------------------------------------
       BACK END
       Design & Architecture....................................................................  60
       Programming..............................................................................  200

       SHOPPING FRONT END
       Detailed Design & Architecture ..........................................................  80
       Page Design..............................................................................  80
       Programming & implementation.............................................................  200

       ADMIN FRONT END
       Design & Architecture....................................................................  100
       Programming..............................................................................  350

       INTEGRATION WITH OUTSIDE SYSTEMS
       Work with integration firm to outline specs, determine API's, etc. ......................  T&M

       IMPLEMENTATION
       QA & Testing.............................................................................  135
       Implementation/Systems Admin.............................................................  40

       TOTAL NUMBER OF HOURS REQUIRED...........................................................  1245
       -----------------------------------------------------------------------------------------------


       REDUCED RATES FOR STORE DEVELOPMENT
       Because Miller Systems has a strategic interest in building the online store for Learning Express, will charge a reduced rate for development as follows:

       RATE SCHEDULE

       Project management.............................................................................  $150/hour
       Application & database design/architecture.....................................................  $150/hour
       Systems administration.........................................................................  $125/hour
       Engineering/Development (ASP/database programming).............................................  $125/hour
       Graphic Design/Production/Optimization/QA......................................................  $115/hour
       HTML Production/QA.............................................................................  $115/hour


       This cost reduction yields the following result in cost for the store development:

       -----------------------------------------------------------------------------------------------
       TASK                                                   HOURS        RATE        TOTAL
       -----------------------------------------------------------------------------------------------

       BACK END
       -----------------------------------------------------------------------------------------------
       Design & Architecture                                  60           150         9000
       -----------------------------------------------------------------------------------------------
       Programming                                            200          125         25000
       -----------------------------------------------------------------------------------------------

       SHOPPING FRONT END
       -----------------------------------------------------------------------------------------------
       Detailed Design & Architecture                         80           150         12000
       -----------------------------------------------------------------------------------------------
       Page Design                                            80           115         9200
       -----------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------
       Programming & implementation                           200          125         25000
       -----------------------------------------------------------------------------------------------

       ADMIN FRONT END
       -----------------------------------------------------------------------------------------------
       Design & Architecture                                  100          150         15000
       -----------------------------------------------------------------------------------------------
       Programming                                            350          125         43750
       -----------------------------------------------------------------------------------------------

       INTEGRATION                                            T&M          T&M         T&M
       -----------------------------------------------------------------------------------------------

       IMPLEMENTATION
       -----------------------------------------------------------------------------------------------
       QA & Testing                                           135          115         15525
       -----------------------------------------------------------------------------------------------
       Implementation/Systems Admin                           40           125
       -----------------------------------------------------------------------------------------------

       TOTAL HOURS/COST                                       1245                     $154,475


These reduced rates yield a total savings of $25,270 for Learning Express.

**IMPORTANT: It is important to note that there are certain components to the project that are largely undefined, and the hours allocated are estimates. In particular, our work with the integration firm will be billed on a Time and Materials basis.


TIMEFRAMES FOR DELIVERY
Looking at the feature specifications and the workload and resource allocation at Miller Systems, we believe that the project can be started on December 1st, and completed by March 15th. We have discussed the prospect of a phased approach in order to reduce the time to market. This may be possible - but could significantly affect the cost of the project, as there will be data integrity, DBA, and revision control implications associated with such an approach. It will not be possible to determine the scope of the phases until we are at least 30 days into the project.


PAYMENT SCHEDULE
Miller Systems will invoice Learning Express at the following increments:

30% at the onset of the project (required to begin work)............................................  $46,342.50
15% at first milestone..............................................................................   23,171.25
15% at second milestone.............................................................................   23,171.25
10% at third milestone..............................................................................   15,447.50
30% on final delivery...............................................................................   46,342.50


MILESTONE SCHEDULE
MILESTONE 1 (WEEK OF DECEMBER 20TH):
-        Deliver Database design o Process Flow
-        Page Flow Design
- Sign off on data elements for Store Home Page, Search results, and Toy Description detail screens
- Design (non-working version) Customer Front End Prototype of Store Home Page, Search results, and Toy Description detail screens

MILESTONE 2 (JANUARY 15TH):

- Working version of Customer Front End Prototype of Store Home Page, Search results, and Toy Description detail screens
-        Deliver Prototype of remaining Customer Front End pages
-        Admin Design & Architecture delivery

MILESTONE 3 (JANUARY 25TH):
-        Deliver working Admin Prototype

MILESTONE 4 (FEBRUARY 10):
-        Migration of development materials to target servers
-        Availability of Online Store for integration testing

MILESTONE 5 (1ST WEEK OF MARCH):
Store goes live, 1st shopper purchases toy


MAINTENANCE OF THE ONLINE STORE
Maintenance will be handled in a separate agreement.